SECURITIES AND EXCHANGE COMMISSION


                             Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities Act of 1934



        Date of Report (date of earliest event reported)   July 7, 1999



                                 COMARCO, Inc.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (state or other jurisdiction of incorporation)



       0-5449                                           95-2088894
(commission File Number)                   (IRS Employer Identification Number)


       1551 N. Tustin Avenue, Suite 840, Santa Ana, California      92705
        (Address of principal executive offices)                  (Zip Code)




       Registrant's telephone number, including area code (714) 796-1808





             (former name or address, if changed since last report)



Item 5. Other Events.



     There is incorporated herein by reference to Exhibit 99.1 hereto, a press release of registrant released on July 7, 1999



Item 7. Financial Statements and Exhibits



         (c) Exhibits




             99.1
             Press release dated July 7, 1999




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                            COMARCO, Inc.




Dated: July 22, 1999
                                   By:  Thomas P. Baird
                                        Vice President, Chief Financial Officer